OPPENHEIMER SMALL- & MID-CAP VALUE FUND

Supplement dated February 28, 2013 to the

Prospectus dated February 28, 2013

This supplement amends the Prospectus of Oppenheimer Small- & Mid-Cap Value Fund (the “Fund”), dated February 28, 2013, and is in addition to any other supplements.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Manager,” on page 5, is deleted in its entirety and replaced with the following:

Portfolio Managers. Michael S. Levine, CFA, has been portfolio manager of the Fund since February 28, 2013. Effective as of March 11, 2013, Mr. Levine is replaced by Laton Spahr, CFA, as portfolio manager of the Fund and Eric Hewitt as co-portfolio manager of the Fund.

2.	The first two paragraphs of the section titled “Portfolio Manager,” on page 9, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Michael S. Levine, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Levine has been a portfolio manager of the Fund since February 28, 2013. He has been a Vice President of the Sub-Adviser since June 1998 and a Senior Portfolio Manager of the Sub-Adviser since September 2000. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Effective as of March 11, 2013, Mr. Levine is replaced by Laton Spahr, CFA, and Eric Hewitt, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Spahr was a Senior Portfolio Manager for Columbia Management Investment Advisers, LLC from 2003 to 2013 and an Equity Analyst there from 2001 to 2002. He is a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Hewitt was a Customer Portfolio Manager and Product Manager for Columbia Management Investment Advisers, LLC from 2012 to 2013. He was a Senior Equity Analyst with Diamondback/Harbor Watch Capital Management, LLC from 2009 to 2012 and a Senior Equity Analyst and Portfolio Manager with AllianceBerstein LP from 1999 to 2009.

February 28, 2013	PS0251.044